SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2003


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                              04-2601571
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts              01960
 (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777


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Item 9.  Regulation FD Disclosure

     The registrant is providing the following information pursuant to Items 9 and 12. The information being provided consists of the attached news release relating to the registrants results of operations and financial condition for the quarter ended March 31, 2003.





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                                SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        PHC, INC.


Date: May 7, 2003                                       By:  /s/ Bruce A. Shear
                                                                 Bruce A. Shear
                                                                 President



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